SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

               SKYLYNX COMMUNICATIONS, INC.,
(Exact name of registrant as specified in its charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

500 John Ringling Boulevard, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 388-2882

________________________________________________
(Former name or former address, if changed since last report)
ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

       Effective November 18, 2004, Kevin M. Gorman resigned as Chief Operating Officer of SkyLynx Communications, Inc. (the "Company").

       A copy of Mr. Gorman's letter effecting his resignation is filed herewith as Exhibit 1.0.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(b)	Exhibit
Item	Title
1.0	Letter from Kevin M. Gorman to the Company dated November 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKYLYNX COMMUNICATIONS, INC.
Date: November 24, 2004	By: /s/ Gary L. Brown Gary L. Brown, President and Chief Executive Officer